                                                                EXHIBIT h(38)(h)

                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER                     SEPARATE ACCOUNTS                       POLICIES FUNDED BY THE
              THE POLICIES                         UTILIZING THE FUNDS                        SEPARATE ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------
                                                    SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           Fulcrum Variable Life Account               Fulcrum Fund Variable Annuity
                                          ----------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                   FUVUL Separate Account                      ValuPlus Assurance (First Union)
                                          ----------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund        Separate Account VA-P                       Pioneer Vision; Pioneer C-Vision; and
AIM V.I. Dent Demographic Trends Fund                                                 Pioneer XtraVision; Pioneer No-Load
                                          ----------------------------------------------------------------------------------
AIM V.I. Growth Fund                      Separate Account VA-K (Delaware)            Delaware Medallion; Delaware Golden
AIM V.I. High Yield Fund                                                              Medallion
                                          ----------------------------------------------------------------------------------
AIM V.I. International Growth Fund        Separate Account VA-K                       Agency Ultimate Advantage; Advantage,
AIM V.I. Premier Equity Fund                                                          ExecAnnuity; IVA; Fund Quest; Annuity
                                                                                      Scout
                                          ----------------------------------------------------------------------------------
                                          Group VEL Account                           Executive Solutions
                                          ----------------------------------------------------------------------------------
                                          Allmerica Select Separate Account           Select Reward, Select Resource (I &
                                                                                      II), Select Charter;  Select Acclaim
                                          ----------------------------------------------------------------------------------
                                          Allmerica Select Separate Account II        Select Life II
                                          ----------------------------------------------------------------------------------
                                          Separate Account IMO                        Allmerica Select Life Plus; Allmerica
                                                                                      VUL 2001; VUL 2001 Survivorship
                                          ----------------------------------------------------------------------------------
                                          Allmerica Select Separate Account III       Select III, VEL III
                                          ----------------------------------------------------------------------------------
                                          Inheiritage Account                         Select Inheiritage
----------------------------------------------------------------------------------------------------------------------------
                                                   SERIES II SHARES
----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Basic Value Fund                 Separate Account IMO                        Allmerica Select Life Plus, Allmerica
AIM V.I. Capital Development                                                          VUL 2001, VUL 2001 Survivorship
Fund
                                          ----------------------------------------------------------------------------------
                                          Separate Account VA-K                       ExecAnnuity Plus; Allmerica
                                                                                      Advantage; Allmerica Immediate
                                                                                      Advantage; Premier Choice
                                          ----------------------------------------------------------------------------------
                                          Allmerica Select Separate Account           Select Charter; Select Reward; Select
                                                                                      Resource (I & II); Select Acclaim
                                          ----------------------------------------------------------------------------------
                                          Allmerica Select Separate Account III       Select SPL II
----------------------------------------------------------------------------------------------------------------------------

       All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002

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

                                          AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin               By: /s/ Carol F. Relihan
       ------------------------------         ----------------------------------
Name:  Nancy L. Martin                    Name:  Carol F. Relihan
Title: Assistant Secretary                Title: Senior Vice President

(SEAL)

                                          A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin               By: /s/ Michael J. Cemo
       ------------------------------         ----------------------------------
Name:  Nancy L. Martin                    Name: Michael J. Cemo
Title: Assistant Secretary                Title: President

(SEAL)

                                          ALLMERICA FINANCIAL LIFE INSURANCE AND
                                          ANNUITY COMPANY

Attest:  [ILLEGIBLE]                      By: /s/ Mark A. Hug
        -----------------------------         ----------------------------------
Name:                                     Name:  Mark A. Hug
Title:                                    Title: President

(SEAL)

                                          ALLMERICA INVESTMENTS, INC.

Attest: /s/ Karen Harrington              By: /s/  William F. Monroe Jr.
        -----------------------------         ----------------------------------
Name:  Karen Harrington                   Name: William F. Monroe Jr.
Title:                                    Title: President

(SEAL)

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